Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.9603%



        Excess Protection Level
          3 Month Average   5.30%
          January, 2000   5.45%
          December, 1999   4.57%
          November, 1999   5.86%


        Cash Yield                                  17.74%


        Investor Charge Offs                         4.73%


        Base Rate                                    7.56%


        Over 30 Day Delinquency                      5.03%


        Seller's Interest                            9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,800,914,393.58